SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)


                                 August 4, 1999


                        American Health Properties, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


     001-09381                                           95-4084878
Commission File Number                         (IRS Employer Identification No.)


6400 South Fiddler's Green Circle
Suite 1800
Englewood, Colorado                                           80111
(Address of Principal Executive Offices)                    (Zip Code)


                                 (303) 796-9793
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

     On August 4, 1999, American Health Properties, Inc., a Delaware corporation (the "Company"), announced that it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of August 4, 1999, between the Company and Health Care Property Investors, Inc., a Maryland corporation ("HCPI").

     Pursuant to the terms of the Merger Agreement, the Company will merge with and into HCPI, with HCPI being the surviving corporation (the "Merger"). Each share of the Company's common stock, par value $0.01 per share ("Company Common Stock") (other than shares of Company Common Stock owned by the Company, HCPI or their respective direct or indirect subsidiaries) will be converted in the Merger into 0.78 of a share of common stock, par value $1.00 per share, of HCPI ("HCPI Common Stock"), including the associated common stock purchase rights issued pursuant to the Rights Agreement, dated as of July 5, 1990, as amended, between HCPI and Manufacturers Hanover Trust Company of California, as Rights Agent.

     The Merger is subject to certain conditions, including the adoption of the Merger Agreement by stockholders of the Company and HCPI.

     The foregoing description is qualified in its entirety by reference to the Merger Agreement which is attached as an exhibit hereto and is incorporated herein by reference.

     In connection with the Merger, the Company and HCPI jointly issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is specifically incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     See "Index of Exhibits" on p. 4.


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                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                            AMERICAN HEALTH PROPERTIES, INC.

                                            By: /s/Michael J. McGee
                                                --------------------------------
                                                Name:  Michael J. McGee
                                                Title: Senior Vice President,
                                                       Chief Financial Officer
                                                       and Treasurer


Date:  August 4, 1999


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                                INDEX OF EXHIBITS


      Exhibit No.                  Exhibit
      -----------                  -------

          2.1 Agreement and Plan of Merger, dated as of August 4, 1999, between American Health Properties, Inc. and Health Care Property Investors, Inc.

          99.1      Press Release, dated as of August 4, 1999.


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